UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2010

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Annual Cash Bonus Plan

On March 31, 2010, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of WellCare Health Plans, Inc. (the “Company”) adopted the WellCare Health Plans, Inc. Annual Cash Bonus Plan (the “STI Plan”).  The purpose of the STI Plan is to provide certain employees of the Company and its subsidiaries with an incentive and reward for contributions to the earnings and growth of the Company and incentivize the employees to continue to provide services to the Company.  Bonus-eligible employees, including the Company’s executive officers, will be eligible to earn cash bonus awards under the STI Plan based on their achievement of performance goals for the fiscal year ending December 31, 2010 and subsequent years (each year being a performance period).

The STI Plan will be administered by the Compensation Committee.  The Compensation Committee will establish annual performance goals for each performance period, which may differ from participant to participant, from performance period to performance period and from award to award.  The achievement of any performance goals will be determined by the Compensation Committee in its sole discretion.  Bonus awards will be paid on or before March 15 of the year following the end of a performance period.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced STI Plan.  The above description is qualified in its entirety by reference to STI Plan, which is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

2010 Annual Cash Bonus Plan Awards

On March 31, 2010, the Compensation Committee established performance goals for fiscal year 2010 under the STI Plan consisting of adjusted earnings per share, compliance with internal and relevant external Medicare regulatory audits, external Medicaid regulatory audits, quality action plan milestones, Medicare and Medicaid claims turnaround time, claims financial accuracy, Medicare and Medicaid grievance turnaround time, complaint tracking module turnaround, complaint tracking module volume as a percentage of membership and individual performance (collectively, the “2010 STI Performance Goals”).  The 2010 STI Performance Goals are designed to align rewards with Company performance, with a significant focus on quality and compliance.  Achievement of the 2010 STI Performance Goals will be determined in the sole discretion of the Compensation Committee as measured against standards required by our Medicare and Medicaid contracts and financial guidance discussed on the Company’s earnings call on February 18, 2010.

The target amount for participants (the “2010 STI Bonus Target”) will be based on a percentage of base salary in effect on December 31, 2010 subject to proration, or in the case of employees who receive commissions, a stated dollar amount.  The 2010 STI Bonus Target will then be increased or decreased based on the achievement of 2010 STI Performance Goals.  The Compensation Committee, in its sole discretion, will determine the degree to which any applicable 2010 STI Performance Goal has been achieved.  If more or less than 100% of the 2010 STI Performance Goals are achieved, the Compensation Committee has the discretion to increase the amount payable to each participant (not to exceed 150% of the participant’s 2010 STI Bonus Target) or decrease the amount payable; provided, however, that the Compensation Committee in its discretion may determine not to award any payout if it determines minimum levels of performance are not achieved.  A participant’s 2010 STI Bonus Target as increased or decreased for the achievement of 2010 STI Performance Goals is referred to as the participant’s “2010 Adjusted Bonus Target.”

The amount payable to each participant will be calculated by multiplying the participant’s 2010 STI Adjusted Bonus Target by the participant’s individual performance factor, which can range from zero to 150%.  Individual performance will be determined by the Compensation Committee with respect to the Company’s Executive Chairman and Chief Executive Officer; by the Executive Chairman or Chief Executive Officer with respect to individuals reporting directly to each of them, and with regard to other participants, by the participant’s manager.

Notwithstanding the specific 2010 STI Performance Goals established for fiscal year 2010, in making a determination as to whether or not awards will be paid, and the amounts of award payments, if any, the Compensation Committee will take into consideration factors such as unanticipated events, acquisition and expansion costs, non-recurring and extraordinary items, and other equitable factors, as determined by the Compensation Committee in its discretion.

On March 31, 2010, the Compensation Committee established 2010 STI Bonus Targets under the STI Plan for fiscal year 2010 of 125% for Alexander R. Cunningham, the Company’s Chief Executive Officer; 100% for Thomas L. Tran, the Company’s Senior Vice President and Chief Financial Officer; 100% for Rex M. Adams, the Company’s Chief Operating Officer; and 80% for Scott D. Law, the Company’s Senior Vice President, Health Care Delivery.

Adoption of Long Term Incentive Cash Bonus Plan

On March 31, 2010, the Compensation Committee adopted the WellCare Health Plans, Inc. Long Term Incentive Cash Bonus Plan (the “LTI Cash Plan”).  The purpose of the LTI Cash Plan is to provide certain employees of the Company and its subsidiaries with an incentive and reward for long-term contributions to the earnings and growth of the Company and incentivize the employees to continue to provide services to the Company.  Key employees of the Company and its subsidiaries, including the Company’s executive officers, will be eligible to earn cash bonus awards under the LTI Cash Plan based on their achievement of performance goals during a performance period longer than one year as determined by the Compensation Committee in its sole discretion (each period being a performance period).

The LTI Cash Plan will be administered by the Compensation Committee.  The Compensation Committee will establish long-term performance goals for each performance period, which may differ from participant to participant, from performance period to performance period and from award to award.  The achievement of any performance goals will be determined by the Compensation Committee in its sole discretion.  Bonus awards will be paid as soon as practicable following the end of a performance period, but in no event later than March 15 of the year following the year which the end of the applicable performance period occurs.

The amount and terms of a participant’s award granted under the LTI Cash Plan will be set forth in an individual award agreement, the form of which is attached as an appendix to the LTI Cash Plan.  The Compensation Committee in its sole discretion is permitted at any time prior to payment to rescind, reduce or otherwise amend any outstanding award.  In the event of a change in control (as defined in the LTI Cash Plan), the Company’s obligations regarding outstanding awards under the LTI Cash Plan shall, on such terms as may be approved by the Compensation Committee prior to such event, be assumed by the surviving or continuing company or cancelled in exchange for cash.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced LTI Cash Plan.  The above description is qualified in its entirety by reference to LTI Cash Plan, which is incorporated herein by reference as Exhibit 10.2 to this Current Report on Form 8-K.

2010 Long Term Incentive Cash Bonus Plan Awards

On March 31, 2010, the Compensation Committee established performance goals for a three-year period ending December 31, 2012 (the “2010 LTI Performance Period”) under the LTI Cash Plan consisting of return on equity, operating margin, Medicare STARS reports, Medicaid HEDIS results and accreditation achievement measures (collectively, the “2010 LTI Performance Goals”).  The 2010 LTI Performance Goals are designed to align rewards with Company performance, with a significant focus on quality and compliance.  Achievement of the 2010 LTI Performance Goals will be determined in the sole discretion of the Compensation Committee as measured relative to the performance of the Company’s peer group and against standards required by our Medicare and Medicaid contracts.

The target amount for each participant will be set forth in each participant’s award agreement (the “2010 LTI Cash Target”) as approved by the Compensation Committee.  The 2010 LTI Cash Target will then be increased or decreased based on the achievement of 2010 LTI Performance Goals.  The Compensation Committee, in its sole discretion, will determine the degree to which any applicable 2010 LTI Performance Goal has been achieved.  If more or less than 100% of the 2010 LTI Performance Goals is achieved, the Compensation Committee has the discretion to increase the amount payable to each participant (not to exceed 150% of the participant’s 2010 LTI Cash Target) or decrease the amount payable; provided, however, that the Compensation Committee in its discretion may determine not to award any payout if minimum levels of performance are not achieved.

Notwithstanding the specific 2010 LTI Performance Goals established for the 2010 LTI Performance Period, in making a determination as to whether or not awards will be paid, and the amounts of award payments, if any, the Compensation Committee will take into consideration factors such as unanticipated events, acquisition and expansion costs, non-recurring and extraordinary items, and other equitable factors, as determined by the Compensation Committee in its discretion.

On March 31, 2010, the Compensation Committee established 2010 LTI Cash Targets under the LTI Cash Plan for fiscal year 2010 of $487,500 for Mr. Cunningham, $178,125 for Mr. Tran, $237,500 for Mr. Adams and $155,000 for Mr. Law.

Adoption of New Form of Performance Stock Unit Agreement

On March 31, 2010, the Compensation Committee approved a new form of performance stock unit agreement (the “PSU Agreement”) for awards of performance stock units (“PSU Awards”) under the WellCare Health Plans, Inc. 2004 Equity Incentive Plan (the “Equity Plan”) for employees of or service providers to the Company and its subsidiaries, including the Company’s executive officers.  The amount and terms of each PSU Award, including establishing performance goals, will be determined by the Compensation Committee in its sole discretion and set forth in an individual PSU Agreement.  The achievement of any performance goals will be determined by the Compensation Committee in its sole discretion.

The PSU Agreement provides for a grant of a target number of performance stock units with the number of units vesting ranging from zero to a maximum amount as set forth in the PSU Agreement.  The actual number of units that vest depends on the achievement of any performance goals as determined by the Compensation Committee in its sole discretion.  The Compensation Committee in its sole discretion is permitted at any time prior to the delivery of shares of the Company’s common stock with respect to units to reduce or otherwise amend the number of shares deliverable (including determining that zero shares should be delivered), regardless of whether the performance goals set forth in the PSU Agreement have been achieved.  In the event of a change in control (as defined in the Equity Plan), the Company’s obligations regarding outstanding PSU Awards shall, on such terms as may be approved by the Compensation Committee prior to such event, be assumed by the surviving or continuing company or cancelled in exchange for property (including cash).

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced PSU Agreement or Equity Plan.  The above description is qualified in its entirety by reference to PSU Agreement and Equity Plan, which are incorporated herein by reference as Exhibits 10.3 and 10.5 to this Current Report on Form 8-K.

Approval of 2010 Performance Stock Unit Awards

On March 31, 2010, the Compensation Committee granted PSU Awards (the “2010 PSU Awards”) under the Equity Plan to certain key employees of the Company and its subsidiaries, including the Company’s executive officers.

The target number of performance stock units granted to each participant will be set forth in each participant’s PSU Agreement (the “2010 PSU Target”) as approved by the Compensation Committee.   The 2010 PSU Target will then be increased or decreased based on the achievement of 2010 LTI Performance Goals (such goals being the same as the goals described under “2010 Annual Cash Bonus Plan Awards” above).  The Compensation Committee, in its sole discretion, will determine the degree to which any applicable 2010 LTI Performance Goal has been achieved.  If more or less than 100% of the 2010 LTI Performance Goals are achieved, the Compensation Committee has the discretion to increase the number of units that vest for each participant (not to exceed 150% of the participant’s 2010 PSU Target) or decrease the number of units that vest; provided, however, that the Compensation Committee in its discretion may determine that zero units vest if it determines minimum levels of performance are not achieved.  Each vested performance stock unit represents the right to receive one share of common stock of the Company.

Notwithstanding the specific 2010 LTI Performance Goals established for the 2010 LTI Performance Period, in making a determination as to whether or not units will vest, and the number of units that vest, if any, the Compensation Committee will take into consideration factors such as unanticipated events, acquisition and expansion costs, non-recurring and extraordinary items, and other equitable factors, as determined by the Compensation Committee in its discretion.

On March 31, 2010, the Compensation Committee established 2010 PSU Targets of 16,359 units for Mr. Cunningham, 5,977 units for Mr. Tran, 7,970 units for Mr. Adams and 5,201 units for Mr. Law.  To the extent units vest as determined in the discretion of the Compensation Committee, the vesting date will be March 1, 2013.

Adoption of New Form of Restricted Stock Unit Agreement

On March 31, 2010, the Compensation Committee approved a new form of restricted stock unit agreement (the “RSU Agreement”) for awards of restricted stock units (“RSUs”) under the Equity Plan for employees of or service providers to the Company and its subsidiaries, including the Company’s executive officers.

The RSU Agreement provides for a grant of a number of restricted stock units with the number of units vesting based on elapsed time.  If an employee is terminated by the Company without cause or by the employee for good reason, in either case within 12 months after a change in control (as defined in the Equity Plan), then the remaining unvested portion of the RSUs will immediately vest as of the employee’s termination date.  In the event of a change in control, the Company’s obligations regarding outstanding RSUs shall, on such terms as may be approved by the Compensation Committee prior to such event, be assumed by the surviving or continuing company or cancelled in exchange for property (including cash).  Each vested RSU represents the right to receive one share of common stock of the Company.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced RSU Agreement or Equity Plan.  The above description is qualified in its entirety by reference to the RSU Agreement and Equity Plan, which are incorporated herein by reference as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K.

Approval of 2010 Restricted Stock Unit Awards

On March 31, 2010, the Compensation Committee granted 16,359 RSUs to Mr. Cunningham, 5,977 RSUs to Mr. Tran, 7,970 RSUs to Mr. Adams and 5,201 RSUs to Mr. Law.  The awards of RSUs are subject to the terms of the RSU Agreement and vest as to 50% of the number of units granted under the award on September 1, 2011 and 50% on September 1, 2012.

Approval of 2010 Stock Option Awards

On March 31, 2010, the Compensation Committee granted 30,660 stock options to Mr. Cunningham, 11,203 stock options to Mr. Tran, 14,937 stock options to Mr. Adams and 9,748 stock options to Mr. Law.  The awards of stock options are subject to the terms of the Non-Qualified Stock Option Agreement (the “Option Agreement”) previously approved by the Compensation Committee, have an exercise price of $29.80 per share, vest as to 50% of the number of stock options granted under the award on September 1, 2011 and 50% on September 1, 2012, and expire on the seventh anniversary of the date of grant.  Each stock option represents a right to purchase a share of common stock of the Company at the exercise price.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced Option Agreement or Equity Plan.  The above description is qualified in its entirety by reference to the Option Agreement and Equity Plan, which are incorporated herein by reference as Exhibits 10.6 and 10.5 to this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits.

incorporated by reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Annual Cash Bonus Plan	Filed herewith
10.2	Long Term Incentive Cash Bonus Plan	Filed herewith
10.3	Form of Performance Stock Unit Agreement	Filed herewith
10.4	Form of Restricted Stock Unit Agreement	Filed herewith
10.5	2004 Equity Incentive Plan	10-Q	August 13, 2004	10.4
10.6	Form of Non-Qualified Stock Option Agreement	8-K	June 3, 2009	10.4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2010	WELLCARE HEALTH PLANS, INC. /s/ Alexander R. Cunningham
Alexander R. Cunningham Chief Executive Officer

EXHIBIT INDEX

incorporated by reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Annual Cash Bonus Plan	Filed herewith
10.2	Long Term Incentive Cash Bonus Plan	Filed herewith
10.3	Form of Performance Stock Unit Agreement	Filed herewith
10.4	Form of Restricted Stock Unit Agreement	Filed herewith
10.5	2004 Equity Incentive Plan	10-Q	August 13, 2004	10.4
10.6	Form of Non-Qualified Stock Option Agreement	8-K	June 3, 2009	10.4